Exhibit 10.3

LENNAR CORPORATION

2019 TARGET BONUS OPPORTUNITY

CHIEF FINANCIAL OFFICER

NAME	DEPARTMENT	ASSOCIATE ID#	TARGET AWARD OPPORTUNITY [1]
Diane Bessette	Executive	100128	100% of base salary

The following are measured to determine % of target paid out:

PERFORMANCE CRITERIA [2] (see definitions section for more detail)	PERCENT OF TARGET AWARD	PERFORMANCE LEVELS/ TARGET BONUS OPPORTUNITY
		THRESHOLD	% OF TARGET
Individual Performance — Based on annual Performance Appraisal review determined at the end of the fiscal year by current supervisor.	60%	Good Very Good Excellent	20 40 60	% % %
Corporate Governance, Company Policy and Procedure Adherence, and Internal Audit Evaluation — As determined by the Corporate Governance Committee	40%	Good Very Good Excellent	10 25 40	% % %

TOTAL [1]	100%

UPSIDE POTENTIAL:		2019 Outperformance Goals for Reference Below
Based on Achievement of Outperformance Goals	Up to 100 of salary %

•  Focus on maximizing cash generation and lowering leverage

•  Successful execution of simplification initiatives

•  Successful execution of targeted technology investments

•  Successful strategic transaction with ancillary business

•  Other strategic transactions

[1]

The 2019 Target Bonus Opportunity is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the associate. Factors that may cause an adjustment include, but are not limited to, a comparison of the associate’s performance to others in the program, economic or market considerations, etc.

[2]	The CEO may adjust the weightings for the performance criteria at his sole discretion.

PAYMENTS

•

The payment of any bonus earned under this Agreement shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•

Associate must be a full-time active employee of the Company in good standing on the date of payment to earn any bonus compensation under this Agreement. No bonus will be paid or earned after Associate’s employment ends (for any reason), regardless of whether termination was voluntary or involuntary.

Participation in this 2019 Target Bonus Opportunity program or receipt of any Target Bonus or other compensation, shall not entitle Associate to remain in the employ of the Company. Employment of Associate is at-will.

Associate affirms that the Alternative Dispute Resolution Policy (the “Policy”) set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to Associate’s employment. The Policy is incorporated herein in its entirety.

Associate also understands and agrees that for twelve (12) months following termination of Associate’s employment with Lennar, Associate will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The compensation awarded under this agreement is subject to clawback, reimbursement and/or cancellation pursuant to the terms of the Lennar Compensation Clawback Policy.

The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals. The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding. Receiving bonus compensation under this agreement does not indicate or suggest that Associate will receive, or will be entitled to, any additional bonus compensation at any time.

This document constitutes the entire agreement between the Company and Associate with respect to bonus compensation and other matters stated herein; and supersedes and replaces all other agreements and negotiations, whether written or oral, pertaining to bonus compensation or any other matter stated herein. This document may not be amended unless done so in writing and signed by all signatories to this document.

Associate will remain obligated to comply with all Company rules, policies, practices and procedures, including any and all Policies contained in the Company’s Associate Reference Guide (“ARG”) as amended from time-to-time. In the event of a conflict between this Agreement and the ARG, the ARG shall govern.

Signature:

Date:	Rick Beckwitt
Please sign and return, hard copy or scan, to the Total Rewards Department in Miami or at totalrewards@lennar.com	Chief Executive Officer Lennar Corporation

LENNAR CORPORATION

2019 TARGET BONUS OPPORTUNITY

SR. CORPORATE MANAGEMENT ASSOCIATES

NAME	DEPARTMENT	ASSOCIATE ID#	TARGET AWARD OPPORTUNITY [1]
Mark Sustana	Legal	163237	Up to 100% of Base Salary

The following are measured to determine % of target paid out:

PERFORMANCE CRITERIA [2] (see definitions section for more detail)	PERCENT OF TARGET AWARD	PERFORMANCE LEVELS/ TARGET BONUS OPPORTUNITY
		THRESHOLD	% OF TARGET
Individual Performance — Based on annual Performance Appraisal review determined at the end of the fiscal year by current supervisor.	60%	Good Very Good Excellent	20 40 60	% % %
Corporate Governance, Company Policy and Procedure Adherence, and Internal Audit Evaluation — As determined by the Corporate Governance Committee	40%	Good Very Good Excellent	10 25 40	% % %

TOTAL [1]	100%

UPSIDE POTENTIAL:
Based on Achievement of Outperformance Goals	Up to +80%	• Exceeding Business Plan Profitability [3] • Accomplish goals as per Legal 2019 Goals memo • Other strategic transactions

[1]

The 2019 Bonus Opportunity program is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on their assessment of the quantitative and qualitative performance of the department. Factors that may cause an adjustment include, but are not limited to, a comparison of the Associate’s performance to others in the program, economic or market considerations, etc.

[2]	The CEO and CFO may adjust the weightings for the performance criteria by department, at their sole discretion.
[3]

Pretax income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, impairment charges, and acquisition costs related to the purchase or merger of a public company. Such determinations will be made at the Company’s sole discretion and shall be final and binding. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.

PAYMENTS

•

The payment of any bonus earned under this Agreement shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•

Associate must be a full-time active employee of the Company in good standing on the date of payment to earn any bonus compensation under this Agreement. No bonus will be paid or earned after Associate’s employment ends (for any reason), regardless of whether termination was voluntary or involuntary.

Participation in this 2019 Target Bonus Opportunity program or receipt of any Target Bonus or other compensation, shall not entitle Associate to remain in the employ of the Company. Employment of Associate is at-will.

Associate affirms that the Alternative Dispute Resolution Policy (the “Policy”) set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to Associate’s employment. The Policy is incorporated herein in its entirety.

Associate also understands and agrees that for twelve (12) months following termination of Associate’s employment with Lennar, Associate will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The compensation awarded under this agreement is subject to clawback, reimbursement and/or cancellation pursuant to the terms of the Lennar Compensation Clawback Policy.

The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals. The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding. Receiving bonus compensation under this agreement does not indicate or suggest that Associate will receive, or will be entitled to, any additional bonus compensation at any time.

This document constitutes the entire agreement between the Company and Associate with respect to bonus compensation and other matters stated herein; and supersedes and replaces all other agreements and negotiations, whether written or oral, pertaining to bonus compensation or any other matter stated herein. This document may not be amended unless done so in writing and signed by all signatories to this document.

Associate will remain obligated to comply with all Company rules, policies, practices and procedures, including any and all Policies contained in the Company’s Associate Reference Guide (“ARG”) as amended from time-to-time. In the event of a conflict between this Agreement and the ARG, the ARG shall govern.

Signature: Date:	Rick Beckwitt Chief Executive Officer Lennar Corporation	Diane Bessette Chief Financial Officer & Treasurer Lennar Corporation

LENNAR CORPORATION

2019 BONUS OPPORTUNITY

SR. CORPORATE MANAGEMENT ASSOCIATES

NAME	DEPARTMENT	ASSOCIATE ID#	MAX AWARD OPPORTUNITY [1]
Jeff McCall	LTS, Cyber Security, HR & Facilities Management	207613	200% of base salary

The following are measured to determine % of salary paid out:

PERFORMANCE CRITERIA [2] (see definitions section for more detail)	PERFORMANCE LEVELS/ MAX BONUS OPPORTUNITY
	THRESHOLD	% OF BASE SALARY
Departmental Budget Management: Budget includes the sum of IT, HR and Cyber Security cost centers. Actual performance excludes non-recurring events, establishment of Strategic JV, etc.	Good Very Good Excellent	25% of salary: +/- $2M to budget 40% of salary: $2 to $5M favorable to budget 50% of salary: > $5M favorable to budget
Annual Cash Flow Improvement of the Lennar Healthcare Plans: Compare net Cash Flow from FY 2018 to FY 2019	Good Very Good Excellent	25% of salary: 20% Improvement 40% of salary: 40% Improvement 50% of salary: 60% Improvement
Implementation of inaugural Inclusion and Diversity Program	Good Very Good Excellent	25% of salary: Design and launch program 40% of salary: Complete 1 – 2 Company-wide activities 50% of salary: Complete >2 Company-wide activities

ADDITIONAL BONUS POTENTIAL:	2019 Outperformance Goals for Reference Below (up to 50% of salary)
Based on Achievement of Outperformance Goals	• Overall Corporate Leadership • Leading/tracking/prioritizing SimpliFY19 initiatives • Operational Reporting Enhancements/improvements • Contribution to other strategic initiatives

TOTAL [1]	Up to 200% of base salary

[1]

The 2019 Max Award Opportunity is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the Associate. Factors that may cause an adjustment include, but are not limited to, a comparison of the Associate’s performance to others in the program, economic or market considerations, etc.

[2]	The CEO may adjust the weightings for the performance criteria at his sole discretion.

PAYMENTS

•

The payment of any bonus earned under this Agreement shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•

Associate must be a full-time active employee of the Company in good standing on the date of payment to earn any bonus compensation under this Agreement. No bonus will be paid or earned after Associate’s employment ends (for any reason), regardless of whether termination was voluntary or involuntary.

Participation in this 2019 Bonus Opportunity program or receipt of any Bonus or other compensation, shall not entitle Associate to remain in the employ of the Company. Employment of Associate is at-will.

Associate affirms that the Alternative Dispute Resolution Policy (the “Policy”) set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Bonus Opportunity and 2) related to Associate’s employment. The Policy is incorporated herein in its entirety.

Associate also understands and agrees that for twelve (12) months following termination of Associate’s employment with Lennar, Associate will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The compensation awarded under this agreement is subject to clawback, reimbursement and/or cancellation pursuant to the terms of the Lennar Compensation Clawback Policy.

The Bonus Opportunity will be adjusted annually to be in alignment with Company goals. The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding. Receiving bonus compensation under this agreement does not indicate or suggest that Associate will receive, or will be entitled to, any additional bonus compensation at any time.

This document constitutes the entire agreement between the Company and Associate with respect to bonus compensation and other matters stated herein; and supersedes and replaces all other agreements and negotiations, whether written or oral, pertaining to bonus compensation or any other matter stated herein. This document may not be amended unless done so in writing and signed by all signatories to this document.

Associate will remain obligated to comply with all Company rules, policies, practices and procedures, including any and all Policies contained in the Company’s Associate Reference Guide (“ARG”) as amended from time-to-time. In the event of a conflict between this Agreement and the ARG, the ARG shall govern.

Signature:

Date:	Rick Beckwitt

Please sign and return, hard copy or scan, to the Total Rewards Department in Miami or at totalrewards@lennar.com	Chief Executive Officer Lennar Corporation

LENNAR CORPORATION

2019 TARGET BONUS OPPORTUNITY

LENNAR FINANCIAL SERVICES

NAME	POSITION	ASSOCIATE ID#	TARGET AWARD OPPORTUNITY [1]
Bruce Gross	CEO - LFS	104384	1% of Lennar Financial Services (LFS) Pretax Income [1]

[1]

The 2019 Target Bonus Opportunity Program, under the 2016 Incentive Compensation Plan, is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the CEO - LFS. Factors that may cause an adjustment include, but are not limited to, a comparison of the Company’s actual results (sales, closings, starts, etc.) to budget, inventory management, corporate governance, customer satisfaction, and peer/competitor comparisons.

PAYMENTS

•

The payment of any bonus earned under this Agreement shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•

Associate must be a full-time active employee of the Company in good standing on the date of payment to earn any bonus compensation under this Agreement. No bonus will be paid or earned after Associate’s employment ends (for any reason), regardless of whether termination was voluntary or involuntary.

Participation in this 2019 Target Bonus Opportunity program or receipt of any Target Bonus or other compensation, shall not entitle Associate to remain in the employ of the Company. Employment of Associate is at-will.

Associate affirms that the Alternative Dispute Resolution Policy (the “Policy”) set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to Associate’s employment. The Policy is incorporated herein in its entirety.

Associate also understands and agrees that for twelve (12) months following termination of Associate’s employment with Lennar, Associate will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The compensation awarded under this agreement is subject to clawback, reimbursement and/or cancellation pursuant to the terms of the Lennar Compensation Clawback Policy.

The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals. The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding. Receiving bonus compensation under this agreement does not indicate or suggest that Associate will receive, or will be entitled to, any additional bonus compensation at any time.

This document constitutes the entire agreement between the Company and Associate with respect to bonus compensation and other matters stated herein; and supersedes and replaces all other agreements and negotiations, whether written or oral, pertaining to bonus compensation or any other matter stated herein. This document may not be amended unless done so in writing and signed by all signatories to this document.

Associate will remain obligated to comply with all Company rules, policies, practices and procedures, including any and all Policies contained in the Company’s Associate Reference Guide (“ARG”) as amended from time-to-time. In the event of a conflict between this Agreement and the ARG, the ARG shall govern.

Signature:
Date:
Bruce Gross Chief Executive Officer Lennar Financial Services	Rick Beckwitt Chief Executive Officer Lennar Corporation